                                                                 Exhibit (p)(10)


                                POWER OF ATTORNEY


     We, the undersigned officers and Trustees of Emerging Growth Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James
B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Special Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


        Signature                                Title                               Date
        ---------                                -----                               ----


/s/ James B. Hawkes                    President, Principal Executive            February 28, 2000
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James B. Hawkes                        Officer and Trustee


/s/ James L. O'Connor                  Treasurer and Principal Financial         February 28, 2000
-----------------------------
James L. O'Connor                      and Accounting Officer


/s/ Jessica M. Bibliowicz              Trustee                                   February 28, 2000
-----------------------------
Jessica M. Bibliowicz


/s/ Donald R. Dwight                   Trustee                                   February 28, 2000
-----------------------------
Donald R. Dwight


/s/ Samuel L. Hayes, III               Trustee                                   February 28, 2000
-----------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer                   Trustee                                   February 28, 2000
-----------------------------
Norton H. Reamer


/s/ Lynn A. Stout                      Trustee                                   February 28, 2000
-----------------------------
Lynn A. Stout


/s/ Jack L. Treynor                    Trustee                                   February 28, 2000
-----------------------------
Jack L. Treynor
